INVESTOR PRESENTATION 2012 FOURTH QUARTER

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” in “ITEM 1A. RISK FACTORS” of A&F’s Annual Report on Form 10-K for the fiscal year ended January 28, 2012, in some cases have affected and in the future could affect the Company’s financial performance and could cause actual results for the 2013 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. CHANGE IN ACCOUNTING METHODOLOGY The Company announced that it changed its method of accounting for inventory from the retail method to the cost method effective in the fourth quarter. The Company believes it is useful to investors to provide the fourth quarter and full year results under both the retail and cost methods to assess the Company’s performance in Fiscal 2012. More information is included in the appendix at the end of the presentation. OTHER INFORMATION All dollar and share amounts are in thousands unless otherwise stated. Sub-totals and totals may not foot due to rounding. The Fiscal 2012 retail calendar includes a fifty-third week and therefore fourth quarter comparable sales are compared to the fourteen and fifty-three week periods ended February 4, 2012 2

3 Q4 ADJUSTED P&L SUMMARY* - RETAIL METHOD 20112012 % OF NET SALES UNAUDITED UNAUDITED % OF NET SALES NET SALES GROSS PROFIT OPERATING EXPENSE OTHER OPERATING INCOME, NET OPERATING INCOME INTEREST EXPENSE, NET INCOME BEFORE TAXES TAX EXPENSE NET INCOME NET INCOME PER DILUTED SHARE DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING $1,468,531 $1,328,766 745,646 602,125 (5,822) 149,343 1,108 148,235 $98,520 $1.12 49,715 959,522 692,081 (13,663) 281,104 3,069 278,035 100,262 $177,773 $2.21 80,554 87,648 100.0% 100.0% 56.1% 45.3% -0.4% 11.2% 0.1% 11.2% 7.4% 3.7% 65.3% 47.1% -0.9% 19.1% 0.2% 18.9% 6.8% 12.1% * The Q4 Adjusted P&L for both current and prior periods is presented on a non-GAAP basis under the retail method of accounting for inventory and excludes the charges set out on page 7. A reconciliation between the GAAP and non-GAAP results is included as an appendix to the presentation.

4 Q4 ADJUSTED P&L SUMMARY* - COST METHOD 20112012 % OF NET SALES UNAUDITED UNAUDITED % OF NET SALES NET SALES GROSS PROFIT OPERATING EXPENSE OTHER OPERATING INCOME, NET OPERATING INCOME INTEREST EXPENSE, NET INCOME BEFORE TAXES TAX EXPENSE NET INCOME NET INCOME PER DILUTED SHARE DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING $1,468,531 $1,328,766 789,970 602,125 (5,822) 1,108 193,667 67,794 192,559 $1.42 $124,765 930,652 692,081 (13,663) 3,069 252,234 87,344 249,165 $2.01 $161,821 100.0% 100.0% 59.5% 45.3% -0.4% 0.1% 14.6% 5.1% 14.5% 9.4% 63.4% 47.1% -0.9% 0.2% 17.2% 5.9% 17.0% 11.0% 80,554 87,648 * The Q4 Adjusted P&L for both current and prior periods is presented on a non-GAAP basis and excludes the charges set out on page 7. A reconciliation between the GAAP and non-GAAP results is included as an appendix to the presentation.

5 FULL YEAR ADJUSTED P&L SUMMARY* - RETAIL METHOD 20112012 % OF NET SALES UNAUDITED UNAUDITED % OF NET SALES NET SALES GROSS PROFIT OPERATING EXPENSE OTHER OPERATING INCOME, NET OPERATING INCOME INTEREST EXPENSE, NET INCOME FROM CONTINUING OPERATIONS BEFORE TAXES TAX EXPENSE FOR CONTINUING OPERATIONS NET INCOME FOR CONTINUING OPERATIONS NET INCOME FROM DISCONTINUED OPERATIONS NET INCOME NET INCOME PER DILUTED SHARE DILUTED WEIGHTED-AVERAGE SHARE OUTSTANDING $4,510,805 $4,158,058 2,518,870 2,213,726 (9,969) 315,113 3,577 $2.31 311,536 $205,802 89,537 $206,598 796 105,734 2,861,855 2,454,402 (19,333) 426,786 7,288 $3.22 419,498 151,715 $267,783 83,175 $267,783 - 100.0% 100.0% 60.6% 53.2% -0.2% 7.6% 0.1% 7.5% 4.9% 5.0% 0.0% 2.5% 63.4% 54.4% -0.4% 9.5% 0.2% 9.3% 3.4% 5.9% 5.9% - * The Full Year Adjusted P&L for both current and prior periods is presented on a non-GAAP basis under the retail method of accounting for inventory and excludes the charges set out on page 7. A reconciliation between the GAAP and non-GAAP results is included as an appendix to the presentation.

6 FULL YEAR ADJUSTED P&L SUMMARY* - COST METHOD 20112012 % OF NET SALES UNAUDITED UNAUDITED % OF NET SALES NET SALES GROSS PROFIT OPERATING EXPENSE OTHER OPERATING INCOME, NET OPERATING INCOME INTEREST EXPENSE, NET INCOME FROM CONTINUING OPERATIONS BEFORE TAXES TAX EXPENSE FOR CONTINUING OPERATIONS NET INCOME FOR CONTINUING OPERATIONS NET INCOME FROM DISCONTINUED OPERATIONS NET INCOME NET INCOME PER DILUTED SHARE DILUTED WEIGHTED-AVERAGE SHARE OUTSTANDING $4,510,805 $4,158,058 2,550,224 2,213,726 (9,969) 346,467 3,577 $2.49 342,890 $222,078 89,537 $222,874 796 120,812 2,816,709 2,454,402 (19,333) 381,640 7,288 $2.90 374,352 132,749 $241,603 83,175 $241,603 - 100.0% 100.0% 61.3% 53.2% -0.2% 8.3% 0.1% 8.2% 5.3% 5.4% 0.0% 2.9% 62.4% 54.4% -0.4% 8.5% 0.2% 8.3% 2.9% 5.4% 5.4% - * The Full Year Adjusted P&L for both current and prior periods is presented on a non-GAAP basis and excludes the charges set out on page 7. A reconciliation between the GAAP and non-GAAP results is included as an appendix to the presentation.

7 IMPAIRMENT & OTHER CHARGES 2012 FULL YEARQ1 Q2 Q3 Q4 2011 IMPAIRMENT CHARGES TOTAL IMPAIRMENT CHARGES ASSET WRITE-DOWNS STORE CLOSURE AND LEASE EXIT CHARGES ARS CHARGES LEGAL CHARGES TOTAL - - - - - - - - - - - - - - - - - - - - - - - - $7,407 $7,407 $68,022 $14,649 $18,971 $13,441 $10,000 $125,083 $7,407 $7,407 $68,022 $14,649 $18,971 $13,441 $10,000 $125,083

8 TOTAL SALES TOTAL U.S. SALES TOTAL INTERNATIONAL SALES DTC SALES COMPARABLE SALES*: TOTAL COMPANY ABERCROMBIE & FITCH abercrombie kids HOLLISTER +11% +1% +34% +26% -1% 0% +4% -2% TOTAL SALES TOTAL U.S. SALES TOTAL INTERNATIONAL SALES DTC SALES COMPARABLE SALES*: TOTAL COMPANY ABERCROMBIE & FITCH abercrombie kids HOLLISTER +8% -1% +36% +27% -1% -3% 0% -1% SALES ANALYSIS VERSUS PRIOR YEAR 66.5% 68.4% U.S. U.S. 33.5% 31.6% INTERNATIONAL INTERNATIONAL SALES MIX SALES MIX Q4 FULL YEAR * Includes comparable store and DTC sales

9 COMPARABLE SALES U.S. U.S.TOTAL TOTAL FOURTH QUARTER FULL YEAR COMPARABLE STORES COMPARABLE DTC TOTAL -14% -19%-4% -5% +52% +46%+17% +24% -3% -8%-1% -1% -1% -1% +5% +15% FLAT +1% INTERNATIONAL INTERNATIONAL

10 U.S. CHAIN STORE* + U.S. DTC COMPARABLE SALES *U.S. Chain includes outlet stores and excludes flagship and tourist stores 17% 13% 12% 16% 4% 20% 16% 12% 8% 4% 0% 7% 7% 7% 1% 1% 8% 8% Q2 Q2 Q2Q4 2010 2011 2012 Q4 Q4Q1 Q1 Q1Q3 Q3 Q3

11 SALES GROWTH CONTRIBUTION $1,328,766 62,793 62,7934.7% 1.5% 2,375 (26,287)0.2% -0.6% (47,695) (182,341)-3.6% -4.4% 39,711 133,8193.0% 3.2% 82,581 364,7636.2% 8.8% $1,468,531 $4,510,80510.5% 8.5% $4,158,058 FOURTH QUARTER GROWTH CONTRIBUTION % GROWTH CONTRIBUTION %FULL YEAR 2011 NET SALES ADDITIONAL WEEK (1) FOREIGN EXCHANGE IMPACT (2) COMPARABLE STORES DTC NON-COMPARABLE STORES, NET (3) 2012 NET SALES (1) Represents sales for the week ending February 4th, 2012 (2) Represents the impact of converting prior year sales at current year rates (3) New stores, net of closures; plus net effect of third party sell-off revenue

* Operating Income is reported on a non-GAAP basis and excludes the charges on page 7. (1) Operating Income for U.S. Stores and International Stores is reported on an aggregate four-wall basis, and excludes store pre-opening costs. Also includes third party sell-off of excess merchandise. (2) Store Pre-Opening Costs include pre-opening rent, payroll, travel and other expenses. (3) All Other includes Store Management & Support, DC and Other Expenses, net of Other Income. $2,615,138 $2,710,842 894,616 552,600 - $439,055 $440,944 338,540 224,759 (171,391) 16.8% 16.3% 37.8% 40.7% 379,866 31.8% 38.5% 269,479 (473,883) (427,120) (59,265)(48,429) (184,447) $381,640 $346,467 1,195,017 - - -- 700,651 - $4,510,805 $4,158,058 SALES OPERATING INCOME 2012 2011 SALES OPERATING INCOME U.S. STORES (1) INTERNATIONAL STORES (1) DIRECT TO CONSUMER MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES STORE PRE-OPENING COSTS (2) ALL OTHER, NET (3) TOTAL 12 FULL YEAR ANALYSIS* - COST METHOD

13 $5.00 $6.00 $4.00 $3.00 $2.00 $1.00 2007 2008 2009 2010 20122011 RESTATED NON-GAAP DILUTED EPS HISTORY* $5.45 $1.60 $2.85$3.45 $0.89 $1.73 - 0.49 0.060.06 0.23 0.34 - 0.39 -- - 0.03 $5.45 $2.48 $2.90$3.51 $1.12 $2.10 GAAP EPS (1) IMPAIRMENT OTHER CHARGES NON-GAAP EPS * From Continuing Operations (1) GAAP EPS for 2010 forward are reported under the cost method. All other figures reported under the retail method as the Company determined that it would be impracticable to restate.

14 SHARE REPURCHASES 3,300.0 3,025.2 1,222.7 $161,215 $104,283 $56,166 $48.85 $34.47 $45.94 428.8 $25,469 $59.40 - $42.62 18,671 - $64,399 $8,835 $67.78 $58.90 $97,903 $48.53 $321,664 $196,606 $55.44 - 2,017.3 7,547.9 3,546.2 950.1 150.0 SHARES REPURCHASED SHARES REPURCHASEDCOST COST AVERAGE COST AVERAGE COST FY 2012 FY 2011 FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER TOTAL SHARES AUTHORIZED FOR FUTURE REPURCHASE

* Operating Cash Flow less Capex 15 FREE CASH FLOW* 400,000 450,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0 2007 2008 2009 2010 2012 Est.2011

16 CAPITAL ALLOCATION HISTORY 700,000 800,000 600,000 500,000 400,000 300,000 200,000 100,000 0 2007 2008 2009 2010 20122011 CAPEXDIVIDENDS SHARE REPURCHASES

17 INTERNATIONAL HOLLISTER STORE COUNT - CUMULATIVE 2007 3 3 6 9 6 9 12 12 26 29 77 107 11 17 5 8 8 12 1 1 2 3 1 2 2 2 4 7 3 6 2 4 2 1 1 19 38 4 3 3 3 10 18 1 1 2008 2009 2010 20122011HOLLISTER CANADA UK GERMANY ITALY SPAIN IRELAND SWEDEN HONG KONG BELGIUM FRANCE AUSTRIA CHINA S. KOREA NETHERLANDS POLAND TOTAL

18 Q4 INTERNATIONAL STORE OPENINGS CITY DATECENTERBRAND A&F A&F HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER HOLLISTER COLLEGE GREEN LEIDSESTRAAT ATLANTIS GRAN VIA 2 ATRIO GALERIA MOKOTOW GAROSUGIL GALAXY MALL DUBLIN, IRELAND AMSTERDAM, NETHERLANDS NANTES, FRANCE BARCELONA, SPAIN VILLACH, AUSTRIA WARSAW, POLAND SEOUL, SOUTH KOREA TIANJIN, CHINA 11/1/12 12/13/12 11/15/12 11/29/12 12/13/12 1/25/13 2/1/13 2/2/13

19 FULL YEAR: APPROXIMATELY FLAT COMPARABLE SALES, INCLUDING DTC SALES, WITH SLIGHTLY NEGATIVE COMPARABLE STORE SALES FULL YEAR DILUTED EPS IN THE RANGE OF $3.35 - $3.45 FULL YEAR CAPITAL EXPENDITURES OF APPROXIMATELY $200 MILLION TAX RATE: APPROXIMATELY IN LINE WITH PRIOR YEAR WEIGHTED AVERAGE SHARES OF 81.3 MILLION ASSUMES NO ADDITIONAL SHARE BUYBACKS FIRST QUARTER: HIGH SINGLE DIGIT DECREASE IN COMPARABLE SALES STRONG GROSS MARGIN RATE IMPROVEMENT LARGELY OFFSET BY EXPENSE DELEVERAGING ON NEGATIVE COMPARABLE STORE SALES SLIGHT EPS LOSS COMPARED TO A RESTATED LOSS OF ($0.25) UNDER THE COST METHOD IN THE PRIOR YEAR QUARTER 2013 GUIDANCE UPDATES

20 Q4 STORE COUNT ACTIVITY * End of Q4 2012 includes 27 Gilly Hicks stores, 20 in the U.S. and seven in Europe. TOTAL U.S. CANADA EUROPE ASIAALL BRANDS* HOLLISTER CO. A&F abercrombie kids START OF Q4 2012 OPENINGS CLOSINGS END OF Q4 2012 START OF Q4 2012 OPENINGS CLOSINGS END OF Q4 2012 START OF Q4 2012 OPENINGS CLOSINGS END OF Q4 2012 START OF Q4 2012 OPENINGS CLOSINGS END OF Q4 2012 1,067 936 19 108 12 102 10 19 20 12 6 - 2 - - - - -5 3 - - - - - - - - - - - 2 - - -(36) (36) (15) (13) (13) (15) (7) (7) 1,051 912 295 160 578 486 12 4 83 8712482589 9 3 154 150 144 278 285 266 4 9 4 3 3 3 4 2 3 6 8 -3 3 4 11

21 STRATEGIC INITIATIVES MERCHANDISING INITIATIVES INVENTORY OPTIMIZATION INSIGHT & INTELLIGENCE CUSTOMER ENGAGEMENT AVERAGE UNIT COST EXPENSE REDUCTION U.S. STORE CLOSURES

APPENDIX: Q4 2012 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOURTEEN WEEKS ENDED FEBRUARY 2, 2013 (IN THOUSANDS) (UNAUDITED)

	GAAP[1]	ASSET IMPAIRMENT CHARGES[2]	COST ADJUSTED NON-GAAP[3]	EFFECT OF CHANGE [4]	RETAIL ADJUSTED NON-GAAP[5]
NET SALES	$1,468,531	-	$1,468,531	-	$1,468,531
GROSS PROFIT	930,652	-	930,652	28,870	959,522
OPERATING EXPENSE	699,488	(7,407)	692,081	-	692,081
OTHER OPERATING EXPENSE (INCOME), NET	(13,663)	-	(13,663)	-	(13,663)
OPERATING INCOME	244,827	7,407	252,234	28,870	281,104
INTEREST EXPENSE	3,069	-	3,069	-	3,069
INCOME BEFORE TAXES	241,758	7,407	249,165	28,870	278,035
TAX EXPENSE FROM CONTINUING OPERATIONS	84,529	2,815	87,344	12,918	100,262
NET INCOME	157,229	4,592	161,821	15,952	177,773
NET INCOME PER DILUTED SHARE	$1.95	$0.06	$2.01	$0.20	$2.21

[1] GAAP figures reflect the cost method of accounting for inventory.

[2] The store-related asset impairment charges relate to stores whose asset carrying value exceeded the fair value. For the fourteen week period ended February 2, 2013, the charge was associated with one Abercrombie & Fitch, three abercrombie kids, 12 Hollister and one Gilly Hicks store.

[3] Non-GAAP figures reflect the charges noted above and reflected under the cost method of accounting for inventory.

[4] For the fourteen week period ended February 2, 2013, the effect of change relates to the Company's change from the retail method of accounting for inventory to the cost method during the fourth quarter of Fiscal 2012.

[5] Non-GAAP figures reflect the charges noted above and reflected under the retail method of accounting for inventory.

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APPENDIX: Q4 2011 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

THIRTEEN WEEKS ENDED JANUARY 28, 2012 (IN THOUSANDS) (UNAUDITED)

	GAAP[1]	ASSET IMPAIRMENT CHARGES[2]	ASSET WRITE-DOWNS[3]	STORE CLOSURE CHARGES[4]	LEGAL CHARGES[5]	ARS CHARGES[6]	COST ADJUSTED NON-GAAP[7]	EFFECT OF CHANGE[8]	RETAIL ADJUSTED NON-GAAP[9]
NET SALES	$1,328,766	-	-	-	-	-	$1,328,766	-	$1,328,766
GROSS PROFIT	789,970	-	-	-	-	-	789,970	(44,324)	745,646
OPERATING EXPENSE	713,767	(68,022)	(14,649)	(18,971)	(10,000)	-	602,125	-	602,125
OTHER OPERATING EXPENSE (INCOME), NET	7,619	-	-	-	-	(13,441)	(5,822)	-	(5,822)
OPERATING INCOME	68,584	68,022	14,649	18,971	10,000	13,441	193,667	(44,324)	149,343
INTEREST EXPENSE	1,108						1,108		1,108
INCOME BEFORE TAXES	67,476	68,022	14,649	18,971	10,000	13,441	192,559	(44,324)	148,235
TAX EXPENSE FROM CONTINUING OPERATIONS	21,651	24,265	5,898	7,148	3,768	5,064	67,794	(18,079)	49,715
NET INCOME	45,825	43,757	8,751	11,823	6,232	8,377	124,765	(26,245)	98,520
NET INCOME PER DILUTED SHARE	$0.52	$0.50	$0.10	$0.13	$0.07	$0.10	$1.42	($0.30)	$1.12

[1] GAAP figures reflect the cost method of accounting for inventory.

[2] The store-related asset impairment charges relate to stores whose asset carrying value exceeded the fair value. For the thirteen week period ended January 28, 2012, the charge was associated with 14 Abercrombie & Fitch, 21 abercrombie kids, 42 Hollister and two Gilly Hicks stores.

[3] For the thirteen week period ended January 28, 2012, the change associated with the asset write-downs was related to the reconfiguration of three flagship stores, Fukuoka, Ginza and SoHo, and a small write-off related to a canceled flagship project.

[4] For the thirteen week period ended January 28, 2012, the charges for store closures and lease exits were associated with lease buyouts and other lease obligations related to stores closing prior to natural lease expirations, other lease terminations, and other incidental costs associated with store closures.

[5] For the thirteen week period ended January 28, 2012, the charge was related to legal settlements during the fourth quarter.

[6] For the thirteen week period ended January 28, 2012, the charge associated with the auction rate securities (ARS) was related to the Company's change in intent with respect to their ARS portfolio.

[7] Non-GAAP figures reflect the charges noted above and reflected under the cost method of accounting for inventory.

[8] For the thirteen week period ended January 28, 2012, the effect of change charge relates to the Company's change from the retail method of accounting for inventory to the cost method during the fourth quarter of Fiscal 2012.

[9] Non-GAAP figures reflect the charges noted above and reflected under the retail method of accounting for inventory.

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APPENDIX: FULL YEAR 2012 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FIFTY-THREE WEEKS ENDED FEBRUARY 2, 2013 (IN THOUSANDS) (UNAUDITED)

	GAAP[1]	ASSET IMPAIRMENT CHARGES[2]	COST ADJUSTED NON-GAAP[3]	EFFECT OF CHANGE [4]	RETAIL ADJUSTED NON-GAAP[5]
NET SALES	$4,510,805	-	$4,510,805	-	$4,510,805
GROSS PROFIT	2,816,709	-	2,816,709	45,146	2,861,855
OPERATING EXPENSE	2,461,809	(7,407)	2,454,402	-	2,454,402
OTHER OPERATING EXPENSE (INCOME), NET	(19,333)	-	(19,333)	-	(19,333)
OPERATING INCOME	374,233	7,407	381,640	45,146	426,786
INTEREST EXPENSE	7,288	-	7,288	-	7,288
INCOME BEFORE TAXES	366,945	7,407	374,352	45,146	419,498
TAX EXPENSE FROM CONTINUING OPERATIONS	129,934	2,815	132,749	18,966	151,715
NET INCOME	237,011	4,592	241,603	26,180	267,783
NET INCOME PER DILUTED SHARE	$2.85	$0.06	$2.90	$0.31	3.22

[1] GAAP figures reflect the cost method of accounting for inventory.

[2] The store-related asset impairment charges relate to stores whose asset carrying value exceeded the fair value. For the fifty-three week period ended February 2, 2013, the charge was associated with one Abercrombie & Fitch, three abercrombie kids, 12 Hollister and one Gilly Hicks stores.

[3] Non-GAAP figures reflect the charges noted above and reflected under the cost method of accounting for inventory.

[4] For the fifty-three week period ended February 2, 2013, the effect of change relates to the Company's change from the retail method of accounting for inventory to the cost method during the fourth quarter of Fiscal 2012.

[5] Non-GAAP figures reflect the charges noted above and reflected under the retail method of accounting for inventory.

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APPENDIX: FULL YEAR 2011 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FIFTY-TWO WEEKS ENDED JANUARY 28, 2012 (IN THOUSANDS) (UNAUDITED)

	GAAP[1]	ASSET IMPAIRMENT CHARGES[2]	ASSET WRITE-DOWNS[3]	STORE CLOSURE CHARGES[4]	LEGAL CHARGES[5]	ARS CHARGES[6]	COST ADJUSTED NON-GAAP[7]	EFFECT OF CHANGE[8]	RETAIL ADJUSTED NON-GAAP[9]
NET SALES	$4,158,058	-	-	-	-	-	$4,158,058	-	$4,158,058
GROSS PROFIT	2,550,224	-	-	-	-	-	2,550,224	(31,354)	2,518,870
OPERATING EXPENSE	2,325,368	(68,022)	(14,649)	(18,971)	(10,000)	-	2,213,726	-	2,213,726
OTHER OPERATING EXPENSE (INCOME), NET	3,472	-	-	-	-	(13,441)	(9,969)	-	(9,969)
OPERATING INCOME	221,384	68,022	14,649	18,971	10,000	13,441	346,467	(31,354)	315,113
INTEREST EXPENSE	3,577						3,577		3,577
INCOME BEFORE TAXES	217,807	68,022	14,649	18,971	10,000	13,441	342,890	(31,354)	311,536
TAX EXPENSE FROM CONTINUING OPERATIONS	74,669	24,265	5,898	7,148	3,768	5,064	120,812	(15,078)	105,734
NET INCOME FROM CONTINUING OPERATIONS	143,138	43,757	8,751	11,823	6,232	8,377	222,078	(16,276)	205,802
NET INCOME	143,934	43,757	8,751	11,823	6,232	8,377	222,874	(16,276)	206,598
NET INCOME PER DILUTED SHARE	$1.61	$0.49	$0.10	$0.13	$0.07	$0.09	$2.49	($0.18)	$2.31

(1) GAAP figures reflect the cost method of accounting for inventory.

(2) The store-related asset impairment charges relate to stores whose asset carrying value exceeded the fair value. For the fifty-two week period ended January 28, 2012, the charge was associated with 14 Abercrombie & Fitch, 21 abercrombie kids, 42 Hollister and two Gilly Hicks stores.

(3) For the fifty-two week period ended January 28, 2012, the change associated with the asset write-downs was related to the reconfiguration of three flagship stores, Fukuoka, Ginza and SoHo, and a small write-off related to a canceled flagship project.

(4) For the fifty-two week period ended January 28, 2012, the charges for store closures and lease exits were associated with lease buyouts and other lease obligations related to stores closing prior to natural lease expirations, other lease terminations, and other incidental costs associated with store closures.

(5) For the fifty-two week period ended January 28, 2012, the charge was related to legal settlements during the fourth quarter.

(6) For the fifty-two week period ended January 28, 2012, the charge associated with the auction rate securities (ARS) was related to the Company's change in intent with respect to their ARS portfolio.

(7) Non-GAAP figures reflect the charges noted above and reflected under the cost method of accounting for inventory.

(8) For the fifty-two week period ended January 28, 2012, the effect of change charge relates to the Company's change from the retail method of accounting for inventory to the cost method during the fourth quarter of Fiscal 2012.

(9) Non-GAAP figures reflect the charges noted above and reflected under the retail method of accounting for inventory.

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26 HOW IS VALUING INVENTORY UNDER THE COST METHOD DIFFERENT FROM THE RETAIL METHOD? Under the retail method, a cost-to-retail relationship was established at the item level based upon weighted-average cost and initial retail selling price. The Company reduced the value of its inventory at cost, and recorded a charge to cost of goods sold, for permanent reductions in the retail selling price so as to maintain a constant cost-to-retail relationship. In addition, the Company reduced its inventory value, through a charge to Cost of Goods Sold, at the end of a reporting period based upon estimated future permanent retail selling price reductions, referred to as the valuation reserve or markdown reserve. Under the cost method, the Company does not reduce the value of its inventory for actual or anticipated permanent reductions in retail selling price, unless the reduction in retail selling price drops below the original weighted average cost at the item level, in which case, the Company will establish a lower of cost or market (“LCM”) reserve to reduce inventory value to retail selling price. WHY IS THE COMPANY ADOPTING THE COST METHOD? The Company has determined that the cost method is preferable as compared to the retail method as it better aligns with its operational focus on realized selling margin as opposed to initial markup. In addition, the majority of specialty retailers that the Company benchmarks itself against have adopted the cost method, which will better align us with our peers and increase the comparability of our financial results. APPENDIX: Q&A - CHANGE IN METHOD OF ACCOUNTING FOR INVENTORY

27 WHEN WILL THE CHANGE BE EFFECTIVE AND WILL THE CHANGE BE RETROSPECTIVELY APPLIED? The Company’s adoption of the cost method will be effective as of February 2, 2013 and is being applied retroactively for Fiscal 2011 and Fiscal 2010, in accordance with Accounting Standards Codification, 250, Accounting Changes and Error Corrections (ASC 250). The Company determined that it would be impracticable to restate Fiscal 2009 and Fiscal 2008 in the five year financial summary of the Selected Financial Data in the form 10-K. HOW WILL THE COMPANY’S FINANCIAL STATEMENTS BE IMPACTED BY THE CHANGE? The Company’s adoption of the cost method will have a number of impacts on the Company’s financial statements, including: • A cumulative effect of the change of $47.3 million will be recorded as a credit to Retained Earnings as of the beginning of Fiscal 2010. • An increase in Fiscal 2010 reported diluted earnings per share of $0.06, an increase in Fiscal 2011 reported diluted earnings per share of $0.18 and a decrease in Fiscal 2012 reported diluted earnings per share of $0.31. The magnitude of the change on 2011 and 2012 results largely reflects the effect of significant permanent markdowns in carry-over inventory at the end of Fiscal 2011. • An increase in inventory of $65 million at February 2, 2013, $110 million at January 28, 2012 and $79 million at January 29, 2011. In addition, due to timing differences associated with permanent markdowns in ending inventory, quarterly diluted earnings per share and inventory will be impacted. See the “Restated Financial Information” included as an exhibit to the earnings release dated February 22, 2013 for restated quarterly detail. APPENDIX: Q&A - CHANGE IN METHOD OF ACCOUNTING FOR INVENTORY

28 WHAT IS THE IMPACT TO THE COMPANY’S REPORTABLE SEGMENTS AND WILL HISTORICAL DATA BE RESTATED? For the Company’s three reportable segments: U.S. Stores, International Stores and Direct-to-Consumer (“DTC”), all will be impacted primarily with an inventory and operating income adjustment. This is primarily due to the location of the inventory at the time markdowns are taken. Under the retail method, the segment that owned the inventory at the time of the markdown bore the cost of the markdown. Under the cost method, the segment that ultimately sells the merchandise will bear the cost of any markdowns. Of our three reportable segments, the operating income in DTC will see the most significant impact due to the DTC business no longer benefitting from the impact of markdowns taken on merchandise in stores (Domestic and International segments) and in the distribution centers that was ultimately sold through the DTC. WILL THE MARKDOWN RESERVE GO AWAY IN THE FUTURE? Yes. The markdown reserve will be replaced by a lower of cost or market (“LCM”) reserve. However, the LCM reserve will be lower than the historic retail method markdown reserve as it only reserves against units where the expected selling price drops below the cost. WHAT IS THE EXPECTED FUTURE IMPACT OF THE CHANGE FROM THE RETAIL METHOD TO COST? Assuming normalized year over year inventory levels, the Company does not expect the change to materially affect diluted earnings per share for fiscal 2013 or future periods. APPENDIX: Q&A - CHANGE IN METHOD OF ACCOUNTING FOR INVENTORY

APPENDIX: 2012 QUARTERLY ANALYSIS* - COST METHOD

	Q1		Q2		Q3		Q4		FULL YEAR	
	SALES	2012 OPERATING INCOME	SALES	2012 OPERATING INCOME	SALES	2012 OPERATING INCOME	SALES	2012 OPERATING INCOME	SALES	2012 OPERATING INCOME
U.S. STORES[(1)]	$543,881	$43,157 7.9%	$562,105	$70,658 12.6%	$709,516	$155,965 22.0%	$799,635	$169,274 21.2%	$2,615,138	$439,055 16.8%
INTERNATIONAL STORES[(1)]	229,108	60,611 26.5%	261,625	83,886 32.1%	301,818	99,373 32.9%	402,465	135,995 33.8%	1,195,017	379,866 31.8%
DIRECT TO CONSUMER	148,229	45,297 30.6%	127,677	43,456 34.0%	158,314	63,935 40.4%	266,431	116,790 43.8%	700,651	269,479 38.5%
MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES	-	(116,889)	-	(111,293)	-	(123,381)	-	(122,321)	-	(473,883)
STORE PRE-OPERATING COSTS[(2)]	-	(14,404)	-	(15,370)	-	(10,730)	-	(7,925)	-	(48,429)
ALL OTHER NET[(3)]	-	(46,718)	-	(46,330)	-	(51,818)	-	(39,582)	-	(184,447)
TOTAL	$921,218	($28,945)	$951,407	$25,006	$1,169,649	$133,345	$1,468,531	$252,234	$4,510,805	$381,640

* Operating Income is reported on a non-GAAP basis and excludes the charges on page 7.

(1) Operating Income for U.S. Stores and International Stores is reported on an aggregate four-wall basis, and excludes pre-opening costs. Also includes third party sell-off of excess merchandise.

(2) Store Pre-Opening Costs include pre-opening rent, payroll, travel and other expenses.

(3) All Other includes Store Management & Support, DC and Other Expenses, net of Other Income.

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